UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 3, 2019

LeMaitre Vascular, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33092	04-2825458
(Commission File Number)	(IRS Employer Identification No.)

63 Second Avenue
Burlington, Massachusetts	01803
(Address of Principal Executive Offices)	(Zip Code)

(781) 221-2266

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                                                                                Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	LMAT	The Nasdaq Global Market

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)      On June 3, 2019, the Company held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 19,671,232 shares of the Company’s common stock were entitled to vote as of April 5, 2019, the record date for the Annual Meeting, of which 17,964,002 shares were present in person or represented by proxy at the Annual Meeting.

(b)     Matters voted upon by the stockholders at the Annual Meeting were: (i) the election of two Class I directors nominated by the Board of Directors for three-year terms; (ii) an advisory vote on the compensation of the Company’s named executive officers; (iii) an advisory vote on the frequency of future advisory votes on executive compensation; and (iv) the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2019.

Set forth below is information concerning each matter submitted to a vote at the Annual Meeting.

Proposal No. 1 – Election of Directors

By a majority of votes cast, the stockholders elected the following two nominees as Class I directors for a term of three years expiring upon the 2022 Annual Meeting of Stockholders or until his successor has been duly elected and qualified. George W. LeMaitre received a vote of 14,842,265 shares for, 671,085 shares withheld and 2,450,652 broker non-votes. David B. Roberts received a vote of 12,296,610 shares for, 3,216,740 shares withheld and 2,450,652 broker non-votes.

Proposal No. 2 – Advisory Vote on Executive Compensation

By a majority of votes cast, the stockholders approved, on an advisory basis, the Company's executive compensation by a vote of 15,363,679 shares for and 140,023 shares against, with 9,648 shares abstaining and 2,450,652 broker non-votes.

Proposal No. 3 – Advisory Vote on the Frequency of Future Executive Compensation Advisory Votes

By a majority of votes cast, the stockholders recommended, on an advisory basis, the holding of an advisory vote on the compensation of the Company’s named executive officers every one year by a vote of 9,724,741 shares for one year, 33,164 shares for two years and 5,656,117 shares for three years, with 99,328 shares abstaining and 2,450,652 broker non-votes.

Proposal No. 4 – Ratification of the Selection of Independent Registered Public Accounting Firm

By a majority of votes cast, the stockholders ratified the selection of Grant Thornton LLP as the Company's independent registered public accounting firm for the year ending December 31, 2019 with a vote of 17,905,482 shares for and 19,405 shares against, with 39,115 shares abstaining.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEMAITRE VASCULAR, INC.

Dated: June 6, 2019	By	/s/ Joseph P. Pellegrino, Jr.
		Name:	Joseph P. Pellegrino, Jr.
		Title:	Chief Financial Officer and Secretary